    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 11, 1998
                           REGISTRATION NO. 333-56859

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              AMENDMENT NO. 1 TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            NORTHWEST BANCORP, INC.
                            -----------------------
                          (Exact name of registrant as
                           specified in its charter)

     PENNSYLVANIA                                              23-2900888
-----------------------                                   ----------------------
(State of Incorporation                                     (I.R.S. Employer
    or Organization)                                      Identification Number)

                           LIBERTY AND SECOND STREETS
                        WARREN, PENNSYLVANIA 10365-2353
                                (814) 726-2140
           ---------------------------------------------------------
               (Address, including ZIP Code, and telephone number
                 including area code, of registrants' principal
                               executive offices)


                                 JOHN O. HANNA
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            NORTHWEST BANCORP, INC.
                          LIBERTY AND SECOND STREETS
                        WARREN, PENNSYLVANIA 10365-2353
           ---------------------------------------------------------
           (Name, address, including ZIP Code, and telephone number, including area code, of agent for service)

                                   Copies to:
                            KENNETH R. LEHMAN, ESQ.
                                NED QUINT, ESQ.
                  LUSE LEHMAN GORMAN POMERENK & SCHICK, P.C.
                    5335 WISCONSIN AVENUE, N.W., SUITE 400
                            WASHINGTON, D.C.  20015
                                (202) 274-2000


____________________
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC. As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box [ ].

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box [X].

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ].

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ].

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box [ ].


                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------
                                                           PROPOSED          PROPOSED
                                                           MAXIMUM           MAXIMUM       AMOUNT OF
   TITLE OF EACH CLASS OF SECURITY       AMOUNT TO BE   OFFERING PRICE      AGGREGATE     REGISTRATION
         TO BE REGISTERED(4)              REGISTERED      PER SHARE      OFFERING PRICE      FEE(5)
------------------------------------------------------------------------------------------------------
Common Stock, par value $.10 per share     200,000         $13.50          $2,700,000         $797*
------------------------------------------------------------------------------------------------------

The amount of registration fee is calculated pursuant to Rule 457(o) under the Securities Act of 1933.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

*Of the $797.00 registration fee, $708.00 has been previously paid.

     Pursuant to the requirements of the Securities Act of 1933, Northwest Bancorp, Inc. certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Warren, Pennsylvania, on the 10th day of August, 1998.

                                       NORTHWEST BANCORP, INC.



                                       By:  /s/ John O. Hanna
                                           ----------------------------------
                                            John O. Hanna, President and
                                            Chief Executive Officer

     We, the undersigned Directors of Northwest Bancorp, Inc. (the "Company") hereby severally constitute and appoint John O. Hanna as our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said John O. Hanna may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the registration statement on Form S-3 relating to the offering of the Company's Common Securities, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby approve, ratify and confirm all that said John O. Hanna shall do or cause to be done by virtue thereof.

                            NORTHWEST BANCORP, INC.

By:    /s/ John O. Hanna                            By:    /s/ William J. Wagner
       ------------------------------------------          -----------------------------------------
       John O. Hanna, President, Chief                     William J. Wagner, Executive Vice
       Executive Officer and Director                      President, Chief Financial Officer, Chief
       (Principal Executive Officer)                       Operating Officer and Director
                                                           (Principal Financial and Accounting Officer)

Date:  August 10, 1998                              Date:  August 10, 1998


By:    /s/ Richard L. Carr                          By:    /s/ Thomas K. Creal, III
       ------------------------------------------          -----------------------------------------
       Richard L. Carr, Director                           Thomas K. Creal, III, Director

Date:  August 10, 1998                              Date:  August 10, 1998


By:    /s/ John J. Doyle                            By:    /s/ Robert G. Ferrier
       ------------------------------------------          -----------------------------------------
       John J. Doyle, Director                             Robert G. Ferrier,  Director

Date:  August 10, 1998                              Date:  August 10, 1998


By:    /s/ Richard E. McDowell                      By:    /s/ Joseph T. Stadler
       ------------------------------------------          -----------------------------------------
       Richard E. McDowell, Director                       Joseph T. Stadler, Director

Date:  August 10, 1998                              Date:  August 10, 1998


By:    /s/ Walter J. Yahn                           By:    /s/ John S. Young
       ------------------------------------------          -----------------------------------------
       Walter J. Yahn, Director                            John S. Young, Director

Date:  August 10, 1998                              Date:  August 10, 1998

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 11, 1998
                                                 REGISTRATION NO. 333-56859
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             --------------------


                                    EXHIBITS
                                       TO
                               AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-3


                             --------------------








                            NORTHWEST BANCORP, INC.







================================================================================

                                 EXHIBIT INDEX


 2.1 Agreement and Plan of Merger Between Northwest Savings Bank and Corry Savings Bank****

 2.2    Corry Savings Bank Plan of Merger and Stock Issuance Plan****

 4      Form of Common Stock of Northwest Bancorp, Inc.*

 5.1 Opinion of Luse Lehman Gorman Pomerenk & Schick, P.C. as to the legality of the securities being issued.****

 8.1    Tax Opinion of KPMG Peat Marwick LLP***

23.1    Consent of KPMG Peat Marwick LLP****

23.2    Consent of Luse Lehman Gorman Pomerenk & Schick, P.C. (set forth in
        Exhibit 5.1)****

24 Power of attorney (set forth on the signature pages to this Registration Statement)****

27      Financial Data Schedules**

99.1    Proxy Statement for depositors of Corry Savings Bank****

99.2    Stock Order Form***

----------
* Filed as an exhibit to the Registrant's Registration Statement on Form S-4 (Registration No. 333-31687) previously filed with the Securities and Exchange Commission on July 21, 1997, as amended October 9, 1997 and November 4, 1997.

** Previously filed with the Securities and Exchange Commission on July 21, 1997, November 13, 1997, February 13, 1998 and May 15, 1998. Such
     documents are incorporated herein by reference pursuant to Rule 601 of Regulation S-K.

***  To be filed supplementally or by amendment.

**** Previously filed